                                                                EXHIBIT 10.7




         NEITHER THIS WARRANT NOR THE SECURITIES TO BE ACQUIRED UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALES OR DISPOSITION OF THIS WARRANT OR THOSE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

         THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERS AS SET FORTH
         BELOW.


                        WARRANT TO PURCHASE COMMON STOCK


                 This certifies that, in consideration of advisory and other services rendered, the "Holder") is entitled to subscribe for an purchase up to _____ (post-split) shares (the "Warrant Shares") of fully paid and nonassessable Common Stock of CORAL SYSTEMS, INC., a Colorado corporation (the "Company"), at the price of $._____ per share, as adjusted pursuant to paragraph 4 (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant replaces the warrant issued to the Holder on ___________, 19__.

                 As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and any stock into which such Common Stock may hereafter be exchanged. The term "equity securities" shall mean the Company's Common Stock or any other equity securities now or hereafter authorized by the Company.

         1.      Conditions to Exercise.

                 The term of this Warrant shall begin on ____________ (the date as of which this Warrant was authorized by the Company) and shall end ten (10) years thereafter. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the term of this Warrant.

         2.      Methods of Exercise: Payment; Issuance of New Warrant; Vesting.

                 a) Subject to paragraph 1, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, but in no event as to fewer than ten shares, by the surrender of this Warrant (with the notice of exercise form attached as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. As a condition to exercising this Warrant, the Holder shall execute and deliver to the Company a copy of a Shareholder's Agreement, in the form requested by the Company and substantially in the form attached as Attachment A to Exhibit 1.

                 In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such reasonable time. Each certificate representing Warrant Shares may be marked by the Company with a legend substantially as follows:

                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHAREHOLDER'S AGREEMENT BETWEEN THE COMPANY AND THE OWNER OF SUCH SHARES. A COPY OF THE AGREEMENT IS ON FILE IN THE COMPANY'S OFFICE. THE AGREEMENT, AMONG OTHER THINGS, LIMITS THE RIGHTS OF THE OWNER TO TRANSFER OR ENCUMBER THESE SHARES, AND GRANTS THE COMPANY RIGHTS TO PURCHASE THESE SHARES AT A SPECIFIED PRICE UNDER CERTAIN CIRCUMSTANCES.

                 b) If the Holder for any reason ceases to be employed by the Company before _____________, then, effective upon the date of termination (or, if the termination is for cause, upon the date of the event giving cause for termination) (the "Termination Date"), (i) this Warrant shall expire as to a portion of the Warrant Shares equal to the lesser of (A) the number of Forfeited Shares (as defined below) or (B) the remaining number of Warrant Shares as to which this warrant has not been exercised; and (ii) to the extent the Warrant had been exercised and Common Stock issued thereon before the Termination Date, the Company shall have the right and option, exercisable upon notice to the Holder at any time within 90 days following the Termination Date (or, in the case of a termination for cause, the actual date of termination), to purchase from the Holder, at a price of _______ per share, a portion of the Warrant shares issued upon exercise of the Warrant so that the remaining number of such Warrant Shares held by the Holder does not exceed the original number of Warrant Shares subject to the Warrant reduced by the number of Forfeited Shares. The number of Forfeited Shares shall equal ___ if the Termination Date occurs before _______________, _____ if the Termination Date occurs on or after _______________ but before ______________ and ___ if the Termination Date occurs on or after ______________ but before _________________. The closing of such purchase shall take place at the office of the Company within 10 days from the date of the notice from the Company, at which time the Holder shall deliver to the Company properly executed stock certificates and assignments transferring the respective shares of Common Stock to the Company, and the Company shall pay the purchase price in cash.

                 c) Upon any Termination Date, in determining the number of Warrant Shares as to which this Warrant expires under paragraph 2(b)(i) or the number of Warrant Shares subject to the purchase option under paragraph 2(b)(ii), the following items shall be adjusted as a result of the events and in the same fashion as described in paragraph 4(a): (i) the number of Forfeited Shares (as otherwise defined in paragraph 2(b), (ii) the original and remaining number of Warrant Shares, and (iii) the purchase price under paragraph 2(b)(ii).

                 d) As used in this Warrant, the term "cause", in reference to a termination for cause, shall mean a violation of the Company's established policies or procedures or the theft, diversion to personal use or misappropriation of assets or business opportunities of the Company.

         3.      Stock Fully Paid; Reservation of Shares.

                 All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4.      Adjustment of Purchase Price and Number of Shares; Termination.

                 a) The kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                 i) Reclassification, Consolidation or Merger. Except as provided in paragraph 4(b), in case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of the Warrant, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the Holder shall have the right to exercise this warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable by a holder of one share of Common Stock upon such reclassification, change, consolidation, or merger. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of the subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

                 (ii) Subdivision or Combination of Shares.   If the Company at
any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of subdivision or increased in the case of a combination.

                 (iii) Stock Dividends. If the Company at any time while this warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, or make any other distribution of Common Stock with respect to Common Stock (except any distribution specifically provided for in the foregoing paragraph (i) or (ii)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                 (iv) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the

Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         b) The Company may, at its election, give the Holder at least 30 days' advance written notice of any of the following events: (i) the merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock); or (ii) the sale or conveyance of all or substantially all of the assets of the Company (other than a sales or conveyance in which the Company continues as holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company); or (iii) the dissolution or liquidation of the Company. If the Company gives such notice and the Holder has not exercised the Warrant by the date the event occurs, then on that date the Warrant shall automatically terminate and be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Company. If the Company does not give such notice, then in the case of the events described in clauses (i) or (ii) above, the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Warrant or the substitution of a new Warrant for the outstanding Warrant on terms comparable to the outstanding Warrant.
Any such assumption or substitution shall give the Holder the right thereafter to purchase the kind and amount of securities or property or cash receivable upon such merger, consolidation, sale or conveyance by a holder of the number of Shares that would have been receivable upon exercise any of the Warrant immediately prior to such merger, consolidation, sale or conveyance (assuming such Holder failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this paragraph 4 (b) shall similarly apply to successive mergers, consolidations, sales or conveyances. Notice under this paragraph 4 (b) shall be deemed to have been given when delivered personally to the Holder or when mailed to the Holder by registered or certified mail, postage prepaid, at such Holder's address last known to the Company.

         c) If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in cash or property, including without limitation securities of the Company or any other person (other than as set forth in paragraph 4 (a)), then the Company shall reserve and provide for the delivery to the Holder upon exercise of the Warrant a proportionate part of such cash or property, assuming the Warrant and all warrants and options issued by the Company granting similar rights had been exercised, and the Warrant Shares and other shares of Common Stock had been issued and outstanding, immediately prior to the date such dividend was declared.

         5.      Notice of Adjustments.

                 Whenever any Warrant Price shall be adjusted pursuant to paragraph 4 (a), the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder at the address specified in paragraph 9 (c) or at any address provided to the Company in writing by the Holder.

         6.      Fractional Shares.

                 No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

         7. Compliance with Securities Act; Nontransferability of Warrant; Disposition of Shares of Common Stock.

                 The Holder of this Warrant, by accepting it, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any other shares of Common Stock to be issued upon its exercise except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the Holder shall, if requested by the Company, execute and deliver to the Company a copy of the statement set forth as Attachment B to Exhibit 1 or shall otherwise confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend substantially in the following form:

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE

                 EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED.

                 By accepting this Warrant, the Holder understands and agrees that the Company is under no obligation to register, redeem, repurchase or otherwise create, locate or assist the Holder in finding a market or purchaser for this Warrant or any Common Stock.

         8.      Transfer Restrictions.

                 a) Neither this Warrant nor any interest therein may be directly or indirectly sold, assigned, transferred, pledged or otherwise transferred except as permitted by this paragraph 8 or with the consent of the Company, which may withhold consent in its discretion. Any attempt to transfer any interest in this Warrant without complying with the provisions of this paragraph 8 shall be null and void.

                 b) The consent of the Company shall not be required, and the provisions of paragraphs 8 (c) through 8 (e) shall not apply, on the transfer by the Holder of any portion of this Warrant to any spouse, child, grandchild or parent, or to any partnership, corporation or other entity that is owned entirely by one or more of the Holder and such family members; provided that the remaining provisions of this Warrant, including without limitation paragraph 2(b) and paragraph 8(f), shall apply to such transferee, and the provisions of this paragraph 8 shall apply to any transfer of any interest in any partnership, corporation or other entity to which any portion of this Warrant is transferred under this paragraph 8 (b).

                 c) If the Holder at any time proposes to transfer all or any portion of its interest in the Warrant, whether by sale, gift or otherwise (including transfers by reason of death or in connection with any bankruptcy, insolvency proceeding or liquidation, but excluding transfers to a personal representative, bankruptcy trustee or receiver), the Holder shall first deliver to the Company written notice stating the name of the proposed transferee and all of the terms and conditions of the proposed transfer and offering to sell the Warrant (or interest therein) to the Company at a purchase price to be computed in accordance with the provisions of paragraph 8(e) (the "Purchase Price") or, if the offer is being made due to a proposed sale for cash and/or deferred payments of cash to a third party at arm's length, at the price offered in connection with such proposed sale (the "Offer Price"). Subject to any limitations imposed by law, the Company shall have a period of 45 days after receipt of that notice in which to elect to purchase, at the Purchase Price or the Offer Price, as appropriate, all (but not less than all) of the interest in the Warrant by delivering written notice to the Holder stating that it (or its assignee) elects to purchase the interest in the Warrant. The Company may assign its rights under this paragraph 8 to any third party on terms determined by the Company in its discretion.

                 d) If the Company and its assignees do not elect to purchase all of the interest in the Warrant being offered, they shall not be entitled to purchase any interest in the Warrant and the Holder may transfer the interest in the Warrant to the proposed transferee named in the initial notice to the Company pursuant to the terms and conditions (and only on the terms and conditions) specified therein; provided, however, that such transferee shall acknowledge in writing and be bound by the terms of this Warrant. If such transfer is not made within 60 days following the termination of the right to purchase, a new offer must be made pursuant to the provisions of this paragraph 8 before the Holder can transfer any interest in the Warrant and the provisions of this paragraph 8 shall again apply.

                 e) The per-share Purchase Price for purpose of this paragraph 8 shall be the per-share price for which shares of the Common Stock of the Company have been sold for cash at arm's length during the preceding 90 days, reduced by the Warrant Price then applicable; provided, that if there is no sale of Common Stock meeting those requirements, the Purchase Price shall be determined by an arbitrator, selected jointly by the Company and the Holder. The Company and the Holder shall each propose a per-share amount as the Purchase Price and the sole task of the arbitrator shall be to select one of the amounts so proposed. All costs of the arbitration shall be shared equally by the Holder and the Company.

                 f) Any permitted transferee under this paragraph 8 shall be, and shall be entitled to and subject to all of the rights and restrictions of, a Holder under this Warrant.

         9.      Miscellaneous.

         a) No Rights as Shareholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonable satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

         c) Notice. Any notice given to either party under this Agreement shall be deemed to be given when delivered in person or three (3) days after mailing, postage prepaid, addressed to such party at the address for that party as set forth on the signature page, or at such other address as that party may provide by notice to the other party.

         d) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in this Warrant.

         e) Governing Law. This Warrant shall be governed by and construed under the laws of the State of Colorado.

                                              CORAL SYSTEMS, INC.



                                              By:_____________________________
                                                  Eric A. Johnson
                                                  President & CEO


                                              Date:___________________________

                                              Address: 1500 Kansas Ave.
                                              Suite 2E
                                              Longmont, CO 80501

                                   EXHIBIT 1

                               NOTICE OF EXERCISE


TO:  CORAL SYSTEMS, INC.


         1. The undersigned hereby elects to purchase____________ shares of Common Stock of Coral Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. As a condition to this exercise, the undersigned has executed and hereby delivers a copy of the Shareholder's Agreement attached to this form as Attachment A.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

         4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an Investment Representation Statement in the form attached as Attachment B.


                                                     WARRANT HOLDER:

                                                     _________________________


                                                     By:______________________

                                                     Address: ________________

                                                     _________________________

                                                     _________________________

                                                     Taxpayer Identification #:

                                                     _________________________

                                  EXHIBIT 10.7

                           SCHEDULE OF WARRANTHOLDERS

                                     NUMBER OF SHARES
                                      ISSUABLE UPON       EXERCISE
NAME OF WARRANTHOLDER              EXERCISE OF WARRANT      PRICE     EXPIRATION DATE
--------------------------------   -------------------    --------    -----------------
The Boulder Technology Incubator          152,177         $.002655    March 17, 2003
Colorado Incubator Fund                    18,834         $.6637      July 15, 1998
CVM Equity Fund III                        48,968         $.6637      July 15, 1998
James Blake Family Trust                  267,457         $.002655    February 28, 2002
                                      (unexercised)
Howard Kaushansky                         212,949         $.002665    March 1, 2002
                                      (unexercised)
Roger Moody                                29,000         $.2000      February 27, 2005
